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                                                                   EXHIBIT 10.24

             SCHEDULE OF OMITTED MANAGEMENT SUBSCRIPTION AGREEMENTS

      The following documents have been omitted as Exhibits to the Annual Report on Form 10-K because they are on substantially identical terms as Exhibit 10.23 in all material respects other than with respect to the numbers and purchase prices of shares purchased by each of the executives under the agreements.

                                                                               #     Price Per
                                     Agreement                            of Shares    Share
-----------------------------------------------------------------------   ---------  ---------
1. Management Subscription Agreement between the company and Edwin P.
     Kuhn                                                                   15,452   $   10.00

2. Management Subscription Agreement between the company and James W.
     George                                                                 11,590   $   10.00

3. Management Subscription Agreement between the company and Michael H.
     Hinderliter                                                            11,590   $   10.00

4. Management Subscription Agreement between the company and Timothy L.
     Doane                                                                   7,727   $   15.00

5. Management Subscription Agreement between the company and Joseph A.
     Szima                                                                   4,484   $   20.00